                               AMENDMENT NO. I TO
                                  SCHEDULE I OF
                           THE DISTRIBUTION AGREEMENT

         This Amendment to the Schedule I to the Distribution Agreement between
Delaware Pooled Trust and Delaware Distributors, L.P. originally entered into as of May 15, 2003 and amended June 28, 2004 (the "Agreement"), lists the Series and Classes for which Delaware Distributors, L.P. provides distribution services pursuant to this Agreement, along with the 12b-1 Plan rates, if applicable, for each class and the date on which the Agreement became effective for each Series.

------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                                                                    Portion designated
                                                                                    as Service Fee Rate
                                                            Total 12b-1 Plan Fee    (per annum of the
                                                            Rate (per annum of      Series' average
                                                            the Series' average     daily net assets
                                                            daily net assets        represented by
                                                            represented by shares   shares of the Class)      Original
Series Name                           Class Names           of the Class)                                  Effective Date
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Smid-Cap Growth Equity                                                                                 December 1, 2004
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Growth II Equity                                                                             November 30, 2003
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Large-Cap Value Equity                                                                                 April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Mid-Cap Growth Equity                                                                                  April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Equity              The International                                                    April 19, 2001
Portfolio                             Equity Portfolio
                                      Original Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      The International             0.20%                                  November 1, 2001
                                      Equity Portfolio
                                      Class P
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Intermediate Fixed Income                                                                              April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Global Fixed Income                                                                                    April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Fixed Income                                                                             April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The High-Yield Bond Portfolio                                                                              April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Labor Select International                                                                             April 19, 2001
Equity Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Real Estate Investment Trust      The Real Estate                                                      April 19, 2001
Portfolio                             Investment Trust
                                      Portfolio Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT                 0.30%                                  April 19, 2001
                                      Fund A Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT                 1.00%                   0.25%          April 19, 2001
                                      Fund B Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT                 1.00%                   0.25%          April 19, 2001
                                      Fund C Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT                 0.60%                                  May 15, 2003
                                      Fund R Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT                                                        April 19, 2001
                                      Fund Institutional
                                      Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------

                                       I-1

------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Emerging Markets Portfolio                                                                             April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Real Estate Investment Trust                                                                           April 19, 2001
Portfolio II
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Core Focus Fixed Income                                                                                June 30, 2004
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Core Plus Fixed Income                                                                                 June 28, 2002
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The All-Cap Growth Equity                                                                                  April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Growth Equity                                                                                April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Value Equity                                                                                 April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Select Equity Portfolio                                                                                April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------

DELAWARE DISTRIBUTORS, L.P.
BY: DELAWARE DISTRIBUTORS, INC., GENERAL PARTNER

By:    Kevin J. Lucey
   -------------------------------
Name:  Kevin J. Lucey
Title: Executive Vice President

DELAWARE POOLED TRUST
ON BEHALF OF THE SERIES
LISTED ON SCHEDULE I

By:    Jude T. Driscoll
   -------------------------------
Name:  Jude T. Driscoll
Title: Chairman

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